UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 25, 2013, Casella Waste Systems, Inc. (the “Company”), its material subsidiaries, certain lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into a third amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 18, 2011 (as amended, the “Credit Agreement”).

The Amendment modified certain financial covenants set forth in Section 7.11 of the Credit Agreement. Such financial covenants (as currently in effect after giving effect to the Amendment) are as follows:

Minimum Interest Coverage Ratio:

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio

April 30, 2013	2.15:1.00
July 31, 2013 through Maturity	2.25:1.00

Maximum Consolidated Total Funded Debt to Consolidated EBITDA:

Four Fiscal Quarters Ending	Maximum Consolidated Total Funded Debt to Consolidated EBITDA

April 30, 2013 through January 31, 2015	5.85:1.00
April 30, 2015 through Maturity	5.75:1.00

Maximum Consolidated Senior Funded Debt to Consolidated EBITDA:

Four Fiscal Quarters Ending	Maximum Consolidated Senior Funded Debt to Consolidated EBITDA

April 30, 2013 through January 31, 2015	2.50:1.00
April 30, 2015 and thereafter	2.25:1.00

Maximum Annual Capital Expenditures: reduced to 1.1x consolidated depreciation, depletion and amortization.

In addition, the Credit Agreement was amended to add a new tier to the existing pricing grid, increasing the Applicable Margin to LIBOR + 4.00% for Eurodollar rate loans, and the base rate + 3.00% for base rate loans, in each case, when the ratio of Consolidated Total Funded Debt to Consolidated EBITDA is equal to or greater than 5.50x.

The foregoing summary of the material terms of the Amendment are qualified in their entirely by the complete text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 2.02.	Results of Operations and Financial Condition.

On June 26, 2013, Company announced its financial results for the fourth quarter and fiscal year ended April 30, 2013. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 relates to Item 2.02 and shall be deemed to be furnished, and not filed.

10.1	Third Amendment, dated June 25, 2013, to Amended and Restated Credit Agreement dated as of March 18, 2011, by and among Bank of America, N.A., as administrative agent and swing line lender and the other lenders party thereto, the Company and the Company’s subsidiaries identified therein.

99.1	Press Release dated June 26, 2013 relating to financial results for the fourth quarter and fiscal year ended April 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: June 26, 2013	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment, dated June 25, 2013, to Amended and Restated Credit Agreement dated as of March 18, 2011, by and among Bank of America, N.A., as administrative agent and swing line lender and the other lenders party thereto, the Company and the Company’s subsidiaries identified therein.

99.1	Press Release dated June 26, 2013.